EXHIBIT 1.1

Underwriting Agreement, dated October 4, 2013, by and among

the Company, the Selling Stockholders, and the several underwriters named therein for whom Roth Capital Partners, LLC and Canaccord Genuity Inc. are acting as representatives

EXECUTION COPY

5,869,566 Shares

LANNETT COMPANY, INC.

Common Stock

UNDERWRITING AGREEMENT

October 4, 2013

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

Canaccord Genuity Inc.

99 High Street, 12th Floor

Boston, Massachusetts 02110

as Representatives of the several

Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Lannett Company, Inc., a Delaware corporation (the “Company”), and the persons listed on Schedule II hereto (the “Selling Stockholders”), propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I hereto (the “Underwriters”), for whom you are acting as Representatives (the “Representatives”), an aggregate of 5,869,566 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  Of the 5,869,566 Firm Shares, 4,250,000 are to be issued and sold by the Company and 1,619,566 are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder’s name in Schedule II hereto.  The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.  In addition, one Selling Stockholder, the United Jewish Foundation of Metropolitan Detroit, proposes to grant to the Underwriters an option to purchase up to an additional 880,434 shares (the “Option Shares”) of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares.  The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” registration statement on Form S-3 (No. 333-184721), which became effective as of December 7, 2012, including a base prospectus (the “Base Prospectus”) relating to common stock, debt securities and warrants of the Company that may be sold from time to time by the Company or selling stockholders in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof and all documents deemed incorporated by reference therein) and of the related Base Prospectus have heretofore been delivered by the Company or are otherwise available to you.

The term “Registration Statement” as used in this Agreement means the registration statement, including all exhibits, financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.

If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Preliminary Prospectus” means the Base Prospectus, together with any preliminary prospectus supplement used or filed with the Commission pursuant to Rule 424 of the Rules, in the form provided to the Underwriters by the Company for use in connection with the offering of the Shares.  The term “Prospectus” means the Base Prospectus together with any final prospectus supplement filed pursuant to Rule 424 of the Rules in connection with the proposed sale of the Shares contemplated by this Agreement. The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. Unless otherwise stated herein, any reference herein to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus (as hereinafter defined) and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or before the date hereof or are so filed hereafter. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement, any such Preliminary Prospectus, Statutory Prospectus or Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deems advisable.  The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.              Sale, Purchase, Delivery and Payment for the Shares.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)                                 The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $16.92 per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.  Each Selling Stockholder severally agrees to sell the number of Firm Shares set forth opposite the name of such Selling Stockholder under the column “Number of Firm Shares to be Sold” on Schedule II to this Agreement, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Selling Stockholders” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

(b)                                 One Selling Stockholder, the United Jewish Foundation of Metropolitan Detroit, hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price.  The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares.  Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written or facsimile notice, or verbal or telephonic notice confirmed by written or facsimile notice, by Roth Capital Partners, LLC to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least one business day before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)                                  Payment of the purchase price, and delivery of certificates, for the Firm Shares shall be made at the offices of Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, at 10:00 a.m. New York City time, on the third business day following the date of this Agreement or, if the Shares are priced after 4:30 p.m. New York City time as contemplated by Rule 15c6-1c under the Exchange Act, on the fourth business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the “Firm Shares Closing Date”).  In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Roth Capital Partners, LLC and the Company, on each date of delivery as specified in the notice from Roth Capital Partners, LLC to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”).  The Firm Shares Closing Date and any

Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)                                 Payment for the Shares to be purchased on the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company and the Selling Stockholders, as applicable.  Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.  If requested, the certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than 1:00 p.m. New York City time, on the business day prior to the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be.

2.              Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

(a)                                 The Company meets the requirements for use of Form S-3 under the Securities Act including the transaction requirements set forth in General Instruction I.B.1 and I.B.3 of such form. The Company is not, and has not been for at least 12 calendar months prior to the filing of the Registration Statement, a shell company.  The Company filed with the Commission the Registration Statement on such Form S-3, including a Base Prospectus, for registration under the Securities Act of the offering and sale of the Shares, and the Company has prepared and used a Preliminary Prospectus in connection with the offer and sale of the Shares.  When the Registration Statement or any amendment thereof or supplement thereto was or is declared effective and as of the date of the most recent amendment to the Registration Statement, it (i) complied or will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  When any Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules), when any amendment thereof or supplement thereto was first filed with the Commission and as of the Firm Shares Closing Date and each Option Shares Closing Date (if any), such Prospectus complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus is the statements regarding the name and the corresponding share amounts set forth in the second paragraph under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(b)                                 As of the Applicable Time (as hereinafter defined), neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus (as hereinafter defined), including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule III hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder.

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means 8:15 a.m. (New York City time) on the date of this Underwriting Agreement.

“General Disclosure Package” means the Statutory Prospectus and each Issuer Free Writing Prospectus identified on Schedule III hereto as included in the General Disclosure Package, together with the price to public and number of shares offered and sold as indicated on the cover of the Prospectus.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

(c)                                  The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b) of the Rules.  Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(d)                                 The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e)                                  Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives in writing and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)                                   The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the General Disclosure Package, the

Registration Statement, the Statutory Prospectus and Prospectus (the “Company Financial Statements”) present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.  The pro forma financial statements and the related notes thereto included or incorporated by reference in the General Disclosure Package, the Registration Statement, the Statutory Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(g)                                  Grant Thornton LLP (the “Auditor”) whose reports are filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus are and, during the periods covered by their reports, were independent registered public accountants as required by the Securities Act and the Rules.

(h)                                 The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted and as described in the General Disclosure Package, the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties.  All of the issued shares of capital stock of, or other ownership interests in, each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(i)                                     The Registration Statement initially became effective within three years of the date hereof.  If, immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will, prior to that third anniversary file, if it has not already done so, a new “shelf” registration statement relating to the Shares, in a form satisfactory to the Representatives, will use its best efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired Registration Statement.  References herein to the registration statement relating to the Shares shall include such new shelf registration statement.

(j)                                    The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, including as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not be material to the Company or any of its subsidiaries’ business or operations. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder.  Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(k)                                 (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) for the Shares and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules.

(l)                                     The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business.  Neither the Company nor any of its subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

(m)                             The Company and each of its subsidiaries has good and marketable title to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.  All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

(n)                                 Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii)

neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities other than upon the exercise of options or pursuant to the Company’s Employee Stock Purchase Plan or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(o)                                 There is no document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules.  Each description of a contract, document or other agreement in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus accurately reflects in all respects the terms of the underlying contract, document or other agreement.  Each contract, document or other agreement described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or any of its subsidiaries, as the case may be, in accordance with its terms.  Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or any subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(p)                                 The statistical and market related data included in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(q)                                 Neither the Company nor any subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under (except for such defaults as have been waived), and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to be material to the business or operations of the Company or any of its subsidiaries.

(r)                                    This Agreement has been duly authorized, executed and delivered by the Company.

(s)                                   Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby, including, without limitation, the issuance and sale by the Company of the Shares, will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or by-laws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(t)                                    The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus.  The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company.  All of the issued and outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholders) have been duly and validly issued and are fully paid and nonassessable.  There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound.  The Shares to be sold by the Company have been duly authorized and, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be subject to, or issued in violation of, any preemptive or other similar right.  Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option.  All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company Financial Statements in accordance with GAAP, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant.  The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus.  All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Statutory Prospectus and the Prospectus.

(u)                                 No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement.  Each director and executive officer of the Company and each stockholder of the Company listed on Schedule IV hereto has delivered to the Representatives an enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(v)                                 There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could individually or in the aggregate be material to the business or operations of the Company or any of its subsidiaries; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w)                               All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

(x)                                 Neither the Company nor any of its subsidiaries is involved in any labor dispute and, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would be material to the business or operations of the Company or any of its subsidiaries. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could be material to the business or operations of the Company or any of its subsidiaries and has no reason to believe that such officers will not remain in the employment of the Company.

(y)                                 No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus.

(z)                                  The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(aa)                          The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would be material to the Company or its subsidiaries; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(bb)                          The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or listing on the NYSE MKT, nor has the Company received any notification that the Commission or the NYSE MKT is contemplating terminating such registration or listing.

(cc)                            The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries.  The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(dd)                          The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ee)                            The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

(ff)                              Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(gg)         Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(hh)                          Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ii)                                  The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the NYSE MKT and the audit committee has adopted a charter that satisfies the requirements of the NYSE MKT.

(jj)                                There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk)                          The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as it believes is appropriate in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.  Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(ll)                                  Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company has been obtained or made and is in full force and effect.

(mm)                  There are no affiliations with the Financial Industry Regulatory Authority (“FINRA”) among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

(nn)                          The Company is not a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and, to the best of the Company’s knowledge, does not expect to become a PFIC for the year ending December 31, 2013 or any future year.

(oo)                          (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law.  Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the CERCLA.

(pp)                          In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, be material to the business or operations of the Company or its subsidiaries.

(qq)                          The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(rr)                                The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the

Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(ss)                              The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(tt)                                Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(uu)                          Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(vv)                          The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(ww)                      None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 5(a) below.

(xx)                          The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals consents and other authorizations (the “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company, including as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, including, without limitation, any Investigational New Drug Application (an “IND”), New Drug Application (an “NDA”), or Abbreviated New Drug Application (an “ANDA”) as required by the United States Food and Drug Administration (the “FDA”), any Permits issued by the Drug Enforcement Administration (the “DEA”), or any other Permits issued by federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals such as those being developed and sold by the Company and its subsidiaries, except for any of the foregoing that would not, individually or in the aggregate, be material to the business or operations of the Company or its subsidiaries; the Company is in compliance with the requirements of the Permits, and all of the Permits are valid and in full force and effect, in each case in all material respects; the Company has not received any notice of proceedings relating to the revocation, termination, modification or impairment of rights of any of the Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to be material to the business or operations of the Company or its subsidiaries; the Company has not failed to file with the FDA any IND, NDA or ANDA and has received an approval from the FDA for all products that it is commercializing; and all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by the FDA with respect to any such filings or submissions.

(yy)                          The Company and each of its subsidiaries have operated and currently are in compliance in all material respects with all applicable rules, regulations and written policies of the FDA, the DEA and any other federal, state, local or foreign regulatory agency or body exercising comparable authority; any studies conducted by or on behalf of the Company or its subsidiaries, if still pending, are, to the Company’s knowledge, being conducted in all material respects in accordance with procedures and controls pursuant to accepted FDA requirements and professional and scientific standards; neither the Company nor any subsidiary has received any notices or correspondence from the FDA or any other federal, state, local or foreign regulatory body or agency exercising comparable authority requiring the termination, suspension or material modification of any such study except for any such termination, suspension or material modification that would not be material to the business or operations of the Company or its subsidiaries.

(zz)                            Except as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, the Company and each of its subsidiaries:  (A) are and at all times have been in material compliance with all statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company or any subsidiary (“Applicable Laws”); (B) have not received any FDA Form 483, notice of adverse finding, warning letter, or other correspondence or notice from the FDA, the DEA or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), which would, individually or in the aggregate, be material to the business or operations of the Company or its subsidiaries; (C) possess all material Authorizations and such Authorizations are valid and in full force and effect and neither the Company nor any subsidiary is in material violation of any term of any such Authorizations; (D) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA, the DEA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA, the DEA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) have not received notice that the FDA, the DEA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA, the DEA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; (F) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (G) have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

(aaa)                   Schedule V lists all claims, statements, and other matters (including, but not limited to, all correspondence or communications with governmental agencies, intermediaries or carriers) concerning or relating to any federal or state government funded health care program that involves, relates to or alleges: (i) any violation of any applicable rule, regulation, policy or requirement of any such program or any irregularity with respect to any activity, practice or policy of the Company or its subsidiaries; or (ii) any violation of any applicable rule, regulation, policy or requirement of any such program or any irregularity with respect to any claim for payment or reimbursement made by the Company or its subsidiaries or any payment or reimbursement paid to the Company or its subsidiaries.  Except as set forth on Schedule V, there are no such violations or irregularities nor are there any grounds to anticipate the commencement of any investigation or inquiry, or the assertion of any claim or demand by any government agency, intermediary or carrier with respect to any of the activities, practices, policies or claims of the Company or its subsidiaries or the Company’s business or the subsidiaries business, or any payments or reimbursements claimed by the Company or its subsidiaries.  Neither the Company nor any of its subsidiaries are currently subject to any outstanding audit by any such government agency, intermediary or carrier, other than pre-approval inspections that may be made by FDA related to the review of product approval applications in the ordinary course of business as set forth in Schedule V, and there are no grounds to anticipate any such audit in the foreseeable future.

(bbb)                   The Company has not violated and is substantially in compliance in all material respects with all applicable laws.  The Company has not received any notice to the effect that, or otherwise been advised that, it is not in compliance with any laws, and the Company has no reason to anticipate that any existing circumstances are likely to result in a violation of any law.

(ccc)                      Neither the Company nor any subsidiary has knowingly or willfully solicited, received, paid or offered to pay any remuneration, directly or indirectly, overtly or covertly, in cash or in-kind for the purpose of making or receiving any referral which violated any applicable anti-kickback law, including without limitation the Federal Health Care Program Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b) (known as the “Anti-Kickback Statute”), or any applicable state anti-kickback law.

(ddd)                   Neither the Company nor any subsidiary has knowingly submitted nor caused to be submitted any claim for payment to any Medicare, TRICARE, Medicaid, Worker’s Compensation, Blue Cross/Blue Shield programs, and all other health maintenance organizations, preferred provider organizations, health benefit plans, health insurance plans, and other third party reimbursement and payment programs in violation of any laws relating to false claim or fraud, including without limitation the Federal False Claim Act, 31 U.S.C. § 3729, or any applicable state false claim or fraud law.

(eee)                      To enable the Underwriters to rely on Rule 5110(b)(7)(C)(i) of the Rules of FINRA, the Company represents and warrants that, as of the date of this Agreement, all of the conditions for use of Form S-3 set forth in the General Instructions thereto as in effect prior to October 21, 1992 have been satisfied in full in connection with the Registration Statement.

3.              Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, hereby represents and warrants to each Underwriter as of the date hereof, and as of the Firm Shares Closing Date, as follows:

(a)                                 Such Selling Stockholder has caused certificates for the number of Shares to be sold by such Selling Stockholder hereunder to be delivered to Registrar and Transfer Company (the “Custodian”), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery.

(b)                                 This Agreement, the Custody Agreement and Irrevocable Power of Attorney signed by such Selling Stockholder and the Custodian relating to the deposit of the Shares to be sold by such Selling Stockholder and appointing certain individuals as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Custody Agreement”) and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.  Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable.  Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event.  If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

(c)                                  The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, each of this Agreement and the Custody Agreement, including the sale and delivery of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Stockholder with its obligations hereunder and thereunder, do not and will not, whether with our without the giving of notice or the passage of time or both, (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to the terms of any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound or to which any of the property or assets of such Selling Stockholder is subject or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

(d)                                 Such Selling Stockholder has good and valid title to the Shares to be sold at the Firm Shares Closing Date by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Firm Shares Closing Date good and valid title to the Shares to be sold at the Firm Shares Closing Date by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(e)                                  Such Selling Stockholder has, and on the Firm Shares Closing Date will have, full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided by this Agreement.

(f)                                   All information relating to such Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

(g)                                  Such Selling Stockholder has reviewed the Registration Statement, the General Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder that would lead such Selling Stockholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading, (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, misleading. and (iii) as of the Applicable Time, the General Disclosure Package, or any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 3(g) shall not apply to the United Jewish Foundation of Metropolitan Detroit and the representation provided in this Section 3(g) shall be given only by William Farber and Farber Properties Group, LLC.

(h)                                 The sale of Shares by such Selling Stockholder pursuant to this Agreement is not prompted by such Selling Stockholder’s knowledge of any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus.

(i)                                     Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(j)                                    Such Selling Stockholder has no actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

(k)                                 Such Selling Stockholder has not prepared, used or referred to, nor will it prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Rules).

4.              Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)                                 Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)                                 No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules) shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.  If the Company has elected to rely upon Rule 430A, information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)                                  The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 4(d) and (e) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and such Selling Stockholder shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

(d)                                 The Representatives shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) (1) as of the Effective Date the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (2) as of the date thereof or as of the date hereof the Prospectus contained or contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) as of the Applicable Time, neither (x) the General Disclosure Package, nor (y) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole.

(e)                                  The Representatives shall have received on each Closing Date a certificate addressed to the Underwriters and dated such Closing Date, of each Selling Stockholder, to the effect that: (i) the representations, warranties and agreements of each Selling Stockholder in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) such Selling Stockholder has carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus,  and, to the best knowledge of such Selling Stockholder, (A) with respect to the information relating to such Selling Stockholder, as of the Effective Date, the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date hereof no event has occurred with respect to such Selling Stockholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus.

(f)                                   The Representatives shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Underwriters and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on each Closing Date, a signed letter from the Auditor addressed to the Representatives and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g)                                  The Representatives shall have received on each Closing Date from Fox Rothschild LLP, counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

(i)                               Each of the Company and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

(ii)                            The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement, the Statutory Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement and to issue and sell the Shares.

(iii)                         The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus under the caption “Capitalization” as of the dates stated therein and, since such dates, to such counsel’s knowledge there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Statutory Prospectus and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Statutory Prospectus and the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and to such counsel’s knowledge none of them was issued in violation of any preemptive or other similar right.  The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability solely by reason of being such a holder.  The issuance and sale of the Shares by the Company is not subject to any preemptive or other similar rights of any security holder of the Company pursuant to the Company’s Certificate of Incorporation or by-laws, any agreement incorporated by reference into the Registration Statement, the Statutory Prospectus or the Prospectus, or to such counsel’s knowledge any other agreement.  To such counsel’s knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound.  The sale of the Shares by the Selling Stockholders is not subject to any preemptive or other similar rights of any security holders of the Company in any agreement incorporated by reference into the Registration Statement, the Statutory Prospectus, or the Prospectus or, to such counsel’s knowledge, any other agreement.  To such counsel’s knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus or granted in the ordinary course of business since March 31, 2013 pursuant to the Company’s Employee Stock

Purchase Plan or the Long Term Incentive Plan, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company.  The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus.  The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation or by-laws of the Company and the requirements of the NYSE MKT.  To such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(iv)                        All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares.  This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, and except as any rights to indemnification may be limited by public policy concerns.

(v)                           To counsel’s knowledge, neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed, trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any subsidiary is a party or by which either the Company or any subsidiary or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel is aware or violate any provision of the charter or by-laws of the Company or any subsidiary.

(vi)                        No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

(vii)                     To such counsel’s knowledge, there is not any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and is not so disclosed.

(viii)                  The statements in the Statutory Prospectus and the Prospectus under the captions “Description of Securities to be Offered—Common Stock” and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters.

(ix)                        To such counsel’s knowledge (A) each of the Company and its subsidiaries is in compliance in all material respects with all applicable Environmental Laws; (B) none of the Company or its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to CERCLA, or otherwise designated as a contaminated site under applicable state or local law.

(x)                           To such counsel’s knowledge, each of the Company and its subsidiaries is in compliance in all material respects with all applicable rules, regulations and written policies of the FDA, DEA and any other federal, state or local regulatory agency or body exercising comparable authority and to such counsel’s knowledge, each of the Company and its subsidiaries has received all Permits required under Applicable Laws to conduct its business and is in compliance with all terms and conditions of such Permits, except where failure to receive such required Permits or the failure to comply with the terms and conditions of such Permits would not, singly or in the aggregate, have a Material Adverse Effect.

(xi)        The Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(xii)       The Registration Statement is effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

(xiii)      The Shares have been approved for listing on the NYSE MKT.

(xiv)      The capital stock of the Company conforms in all material respects to the description thereof contained in the Statutory Prospectus and the Prospectus under the caption “Description of Securities to be Offered—Common Stock.”

(xv)       The Company is not and after application of proceeds as described in the prospectus will not be an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion that the Underwriters and they are justified in relying on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus (except as specified in the foregoing opinion), and any Issuer Free Writing Prospectus on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective and at the time of the latest amendment thereto (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained or as of the date hereof contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any document incorporated by reference in the Statutory Prospectus and the Prospectus or any further amendment or supplement to any such incorporated document made by the Company, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) the Statutory Prospectus and the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)                                 The Representatives shall have received on the Firm Shares Closing Date from Fox Rothschild LLP, counsel for the Selling Stockholders, an opinion, addressed to the Underwriters and dated such Firm Shares Closing Date, and stating in effect that:

(i)                               Each of this Agreement and the Custody Agreement has been duly executed and delivered by or on behalf of each of the Selling Stockholders.

(ii)                            The Lock-up Agreement has been duly executed and delivered by each of the Selling Stockholders.

(iii)                         This Agreement, the Custody Agreement and the Lock-Up Agreement each constitute the legal, valid and binding obligation of each of the Selling Stockholders enforceable against each of the Selling Stockholders in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(iv)                        Each Selling Stockholder has the legal right, power and authority to enter into this Agreement, the Custody Agreement and the Lock-Up Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Stockholder hereunder.

(v)                           To such counsel’s knowledge, the execution, delivery and performance of this Agreement and the Lock-Up Agreement and the sale and delivery by each Selling Stockholder of the Shares to be sold by such Selling Stockholder as contemplated by this Agreement and the Custody Agreement and the consummation of the transactions contemplated in this Agreement and the Custody Agreement and in the Registration Statement, the Statutory Prospectus and the Prospectus and compliance by such Selling Stockholder with his or its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholders may be subject nor will such action result in any violation of the provisions of the charter or by-laws of such Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholders or any of its properties.

(vi)                        Upon (a) payment for the Shares to be sold by such Selling Stockholder to the Underwriters as provided in the Underwriting Agreement, (b) the delivery of such Shares to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC, (c) the registration of such Shares in the name of Cede or such other nominee and (d) the crediting of such Shares on the records of DTC to security accounts in the name of the Underwriters (assuming that neither DTC nor the Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Shares or any security entitlement in respect thereof), (i) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a security entitlement in respect of such Shares and (iii) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters; it being understood that for purposes of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of the Underwriters on the records of DTC will have been made pursuant to the UCC.

(vii)                     No filing with, consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement, the Custody Agreement or the Lock-up Agreement by each Selling Stockholder or the consummation of the transactions contemplated hereby or thereby, including the delivery and sale of the Shares to be delivered and sold by such Selling Stockholder, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of each Selling Stockholder and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York and the General Corporation Law of the State of Delaware or the Federal laws of the United States; provided that such counsel shall state that in their opinion that the Underwriters and they are justified in relying on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and any Issuer Free Writing Prospectuses and related matters were discussed.  While such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus (except as specified in the foregoing opinion) and any Issue Free Writing Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective and at the time of the latest amendment thereto (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that (ii) the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained or as of the date hereof contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Statutory Prospectus and the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

(i)                                     The Representatives shall have received on each Closing Date from Pillsbury Winthrop Shaw Pittman LLP, counsel for the Underwriters, an opinion, addressed to the Representatives and dated such Closing Date, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished or provided access to such counsel such documents as they request for enabling them to pass upon such matters.

(j)                                    All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and its counsel.

(k)                                 The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule IV hereto.

(l)                                     The Shares shall have been approved for listing on the NYSE MKT, subject only to official notice of issuance.

(m)                             The Representatives shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company and its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company or its subsidiaries that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company, any of its subsidiaries or any of their respective properties that is material to the Company of any of its subsidiaries or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Representatives’ judgment to proceed with the purchase or offering of the Shares as contemplated hereby.

(n)                                 The Representatives shall have received on each Closing Date a certificate addressed to the Representatives and dated such Closing Date, of the Company’s regulatory affairs officer, in a form satisfactory to the Representatives with respect to the regulatory affairs of the Company.

(o)                                 The Company and each of the Selling Stockholders shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

5.              Covenants and other Agreements of the Company and the Selling Stockholders and the Underwriters.

(a)                                 The Company covenants and agrees as follows:

(i)                         The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible.  The Company shall prepare the Preliminary Prospectus and Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)                      The Company shall promptly advise the Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement or any Issuer Free Writing Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably objects.  The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)                   If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the

Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)                  If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)                     The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules.

(vi)                  The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter, without charge, a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.  If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)               The Company shall cooperate with the Representatives and its counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii)            The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)                  Without the prior written consent of the Representatives, for a period of 90 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to this Agreement and the issuance of shares pursuant to the Company’s existing stock option plan, stock purchase plan or bonus plan as described in the Registration Statement and the Prospectus.  Notwithstanding the foregoing, (i) the Company represents and warrants that each such grantee or purchaser or holder of such registered securities shall be subject to similar lockup restrictions as set forth on Exhibit A attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period and (ii) if (x) during the last 17 days of the 90 day period described in this Section 5(a)(ix) the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such 90 day period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 90 day period, the restrictions imposed during this Section 5(a)(ix) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if none of the Underwriters is restricted from publishing or otherwise distributing a research report or making a public appearance concerning the Company under NASD Rule 2711(f)(4) by virtue of the last sentence of such rule.

(x)                     On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the NYSE MKT (including any required registration under the Exchange Act).

(xi)                  Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or its subsidiaries, or to the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

(xii)               The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(b)                                 The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to:  (i) the preparation, printing, reproduction, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) inclusion of the Shares for listing on the NYSE MKT; (vi) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters; and (vii) fees and disbursements of counsel for the Underwriters; provided that in no event shall costs of the underwriters reimbursed by the Company hereunder exceed $75,000 in the aggregate. Subject to the provisions of Sections 6 and 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement whether or not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

(c)                                  Each of the Selling Stockholders will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, except that the Company will pay, or reimburse if paid by any Selling Stockholder, the fees and disbursements of counsel to the Selling Stockholders.

(d)                                 The Company and each of the Selling Stockholders acknowledge and agree that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company and each of the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, such Selling Stockholder or any other person.  Additionally, the Company and each of the Selling Stockholders acknowledge and agree that the Underwriters have not and will not advise the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company and each of the Selling Stockholders have consulted with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, any Selling Stockholder or any other person with respect thereto, whether arising prior to or after the date hereof.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or any of the Selling Stockholders.  The Company and each of the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company, such Selling Stockholder or any other person in connection with any such transaction or the process leading thereto.

(e)                                  The Company will prepare a final term sheet relating to the Shares, containing only information that describes the final terms of the Shares and otherwise in a form consented to by the Representatives, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established. Any such final term sheet shall be an Issuer Free Writing Prospectus for purposes of this Agreement.

(f)                                   The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.  The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433 and (b) contains only information describing the preliminary terms of the Shares or their offering.

6.              Indemnification.

(a)                                 The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules (whether with respect to the Company, any Selling Stockholder or otherwise), any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any breach of the representation and warranty in Section 2(eee) of this Agreement or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)                                 Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but only with reference to the information relating to such Selling Stockholder furnished by such Selling Stockholder to the Company for use therein which shall consist of the statements set forth under the caption “Selling Stockholders” in the Prospectus.  The liability of each Selling Stockholder under the indemnity agreement contained in this Section 6(b) shall be limited to an amount equal to the proceeds (net of underwriting discounts and concessions, but before deducting other expenses) received by such Selling Stockholder from the sale of the Shares sold by such Selling Stockholder under this Agreement.

(c)                                  Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company or any Selling Stockholder (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares to be purchased by such Underwriter hereunder.

(d)                                 Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in Section 6(a), 6(b) or 6(c) shall be available to any party who shall fail to give notice as provided in this Section 6(d) if the party to whom notice was not given was unaware of the action, suit or proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation incurred by such indemnified party in connection with the defense thereof.  The indemnified party shall have the right to employ its counsel in any such action, but, except as provided above, the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.  An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7.              Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a), 6(b) or 6(c) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 7, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or the Selling Stockholders, as the case may be.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The Underwriter’s obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.  The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

8.              Termination.

(a)                                 This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and, if applicable, the Selling Stockholders, at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) in the judgment of the Representatives, there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or the NYSE or trading generally on the NYSE MKT, the New York Stock Exchange or the NASDAQ Stock Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b)                                 If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or a Selling Stockholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for up to $75,000 out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

9.              Substitution of Underwriters.  If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein.  If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms.  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed 10% of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.  In any such case, either the Representatives or the Company and the Selling Stockholders shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the Firm Shares Closing Date, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 5(b), 6, 7 and 8.  The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

10.       Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company, Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares.  In addition, the provisions of Sections 5(b), 6, 7, 8 and 10 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or fascsimile if subsequently confirmed in writing, (a) if to the Representatives, c/o Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, telecopy number: (949) 720-7227, Attention:  Equity Capital Markets and Canaccord Genuity Inc., 99 High Street, 12th Floor, Boston, MA 02110, telecopy number (713) 353-4227, Attention: Equity Capital Markets with a copy to Pillsbury Winthrop Shaw Pittman LLP, Attention: Jonathan J. Russo, Esq., Facsimile: 917-464-8805 and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Fox Rothschild LLP, 2000 Market Street, 20th Floor, Philadelphia, PA 19103, Attention: Bradley Rodos, Esq., Facsimile: 215-299-2150 and (c) if to the Selling Stockholders to Arthur P. Bedrosian and Jeffrey Farber, as Attorneys-in-Fact, c/o the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement and to Registrar and Transfer Company, as Custodian, 10 Commerce Drive, Cranford, NJ 07016, Attention:  Mr. Rick Boyle, with a copy to Fox Rothschild LLP, 2000 Market Street, 20th Floor, Philadelphia, PA 19103, Attention: Bradley Rodos, Esq., Facsimile: 215-299-2150.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

LANNETT COMPANY, INC.

			By:	/s/ Arthur P. Bedrosian
Name: Arthur P. Bedrosian
Title: President & CEO

ARTHUR BEDROSIAN

			By:	/s/ Arthur P. Bedrosian
As Attorney-in-Fact acting on behalf of the Selling Stockholders named in Schedule II hereto

Confirmed:

ROTH CAPITAL PARTNERS, LLC
CANACCORD GENUITY INC.

Acting severally on behalf of itself
and as representatives of the several
Underwriters named in Schedule I annexed hereto.

By:	ROTH CAPITAL PARTNERS, LLC

	By:	/s/ Aaron M. Gurewitz
Name: Aaron M. Gurewitz
Title: Head of Equity Capital Markets

By:	CANACCORD GENUITY INC.

	By:	/s/ Jennifer Pardi
Name: Jennifer Pardi
Title: Managing Director, Equity Capital Markets

[Signature Page to the Underwriting Agreement]

SCHEDULE I

Name	Number of Firm Shares to Be Purchased From the Company	Number of Firm Shares to Be Purchased From the Selling Stockholders
Roth Capital Partners, LLC	1,912,500	728,805
Canaccord Genuity Inc.	1,062,500	404,892
Oppenheimer & Co. Inc.	1,062,500	404,892
Craig-Hallum Capital Group LLC	212,500	80,977

Total	4,250,000	1,619,566

SCHEDULE II

Name of Selling Stockholder	Number of Firm Shares to Be Sold

Farber Properties Group, LLC	500,000
United Jewish Foundation of Metropolitan Detroit	1,119,566

Total	1,619,566

SCHEDULE III

Issuer Free Writing Prospectuses:  Issuer Free Writing Prospectus dated September 2013.  (Roadshow presentation)

Issuer Free Writing Prospectus dated October 4, 2013.  (Final Term Sheet)

Issuer Free Writing Prospectuses included in the General Disclosure Package:

Issuer Free Writing Prospectus dated October 4, 2013.  (Final Term Sheet)

SCHEDULE IV

Lock-up Signatories

Arthur Bedrosian

Martin Galvan

William Schreck
James Maher

Robert Ehlinger

Kevin Smith

Ernest Sabo

Kenneth Sinclair

David Drabik

Paul Taveira

Ronald Steinlauf

Deborah A. Akeson

Victoria Steinlauf

The Steinlauf Family Trust

R & D Family Trust

William Farber

Farber Properties Group, LLC

Jeffrey Farber

David Farber

Farber Family LLC

Farber Investment LLC

United Jewish Foundation of Metropolitan Detroit

SCHEDULE V

None.

EXHIBIT A

Form of Lock-Up Agreement

September     , 2013

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

As Representative of the several
Underwriters to be named in the

within-mentioned Underwriting Agreement

Re:                             Lannett Company, Inc. – Registered Public Offering of Common Stock

Dear Sirs:

In order to induce Roth Capital Partners, LLC (the “Representative”) to enter into a certain underwriting agreement (the “Underwriting Agreement”)  with Lannett Company, Inc., a Delaware corporation (the “Company”) and the Selling Stockholders (as defined in the Underwriting Agreement), with respect to a registered public offering of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), the undersigned hereby agrees that for a period (the “Lock-Up Period”) commencing on the date hereof and continuing through the close of trading on the date [ninety (90)](1) days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such registered public offering, the undersigned will not, without the prior written consent of Roth Capital Partners, LLC, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (the “Securities Act” and such shares or securities, the “Beneficially Owned Shares”)), other than exercise of options that are set to expire during the Lock-Up Period and so long as there is no sale or disposition of the Common Stock underlying such options during the Lock-Up Period, (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this

(1)                                 [“Ninety (90)” shall be replaced with “180” in the Lock-Up Agreement executed by each of William Farber, Farber Properties Group, LLC, Jeffrey Farber, David Farber, Farber Family LLC and Farber Investment LLC.]

Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In addition, notwithstanding the foregoing, the restrictions set forth herein shall not apply to the establishment of a trading plan that complies with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided however, that the restrictions shall apply in full force to sales pursuant to the trading plan during the Lock-Up Period.  Furthermore, notwithstanding anything herein to the contrary, this lock up will not apply to the sale of shares of Common Stock pursuant to a trading plan that complies with Rule 10b5-1 and existing on the date of this Agreement, but only to the extent that such sale is in connection with options that are set to expire during the Lock-Up Period.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement. This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company that are registered in the name of the undersigned or that are Beneficially Owned Shares.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Beneficially Owned Shares in the transactions listed as (i)-(iv) below without the prior written consent of the Representative, provided that (1) prior to each such transfer, the Representative shall have received a duplicate form of this Lock-Up Agreement executed and delivered by each donee, trustee, distributee or transferee, as the case may be, (2) no such transfer shall involve a disposition for value, (3) each such transfer shall not be required to be reported in any public report, announcement or filing made or to be made with the Securities and Exchange Commission or otherwise during the Lock-Up Period and (4) the undersigned does not otherwise voluntarily effect any public filing, announcement or report regarding any such transfer during the Lock-Up Period:

(i)                                     as a bona fide gift or gifts;

(ii)                                  to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

(iii)                               to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or

(iv)                              to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned.

This agreement shall automatically terminate upon the earlier of (i) December 31, 2013, in the event that no shares of Common Stock have been sold pursuant to the registered public offering by such date, (ii) the termination of the Underwriting Agreement if such agreement is terminated prior to the Firm Shares Closing Date (as such term is defined in the Underwriting Agreement) in accordance with its terms, (iii) either the Representative, on the one hand, or the Company, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the registered public offering, and (iv) the consummation of a change of control of the Company, meaning (a) the consummation of a reorganization, merger or consolidation, or sale or other disposition of substantially all of the assets of the Company, or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than fifty percent (50%) of either (i) the then-outstanding shares of common stock of the Company; or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors.

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This Lock-Up Agreement has been executed as of the date first written above.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)